EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-29439, 333-62681, 333-78199, 333-44922, 333-59478,
333-88360, 333-112738) of our report dated February 9, 2004 with respect to the consolidated financial statements and schedule of GTSI Corp. included in this Annual Report (Form 10-K) for the years ended December 31, 2003 and 2002.




                                       Ernst & Young LLP


McLean, Virginia
March 11, 2004